Exhibit 99.1

8i Acquisition 2 Corp. and EUDA Health Limited Announce Amendment to Share Purchase Agreement

Singapore, June 10, 2022 – 8i Acquisition 2 Corp. (the “Company” or “LAX”) (NASDAQ: LAX), a publicly traded special purpose acquisition company, and EUDA Health Limited (“EUDA Health”), a Singapore-based digital health platform that aims to make healthcare more affordable, accessible, and improve the patient experience by delivering improved outcomes through personalized healthcare, today announced an amendment to the Share Purchase Agreement (the “SPA Amendment”) to, among other things, reduce the consideration payable by LAX to EUDA Health, and limit the earn-out payment available to the seller of EUDA Health in connection with the Share Purchase.

As previously announced, LAX entered into the Share Purchase Agreement dated April 11, 2022 (the “SPA”), with EUDA Health, Watermark Developments Limited, a British Virgin Islands business company (the “Seller”), and Kwong Yeow Liew, acting as Representative of the Indemnified Parties. Pursuant to the terms of the SPA, a business combination between LAX and EUDA Health will be effected through the purchase by LAX of all the issued and outstanding shares of EUDA Health from the Seller.

EUDA Health has revised its financial projections for 2022 to 2026 to account for the delays caused by the ongoing COVID-19 restrictions in some overseas markets, such as Indonesia and India, where EUDA Health has plans to expand into from 2022 to 2026. EUDA Health estimates that these restrictions would cause a delay of between twelve to twenty-four months in the commercial launch of EUDA Health’s services in these markets. In the revised projections, the Singapore market is set as the core market in determining the valuation of EUDA Health, and its regional expansion plan has been excluded æeven though EUDA Health is currently actively continuing its regional expansion plan particularly in Indonesia and India.

LAX and EUDA Health have agreed to revised transaction terms resulting in a pro forma enterprise value (assuming no redemption at closing) for the combined company of $172 million by issuing 14 million new LAX ordinary shares for 100% of EUDA Health and an earn out of up to 4 million LAX ordinary shares before December 31, 2024.

James Meng Dong Tan, CEO & Director of 8i Acquisition 2 Corp., commented: “In considering the original purchase price of EUDA Health, LAX had assumed that EUDA Health’s regional expansion plans would take place from 2022 as indicated in its financial projections. Since January 2022, the global stock market has declined significantly, with the US indexes dropping between 12% to 25%. The revised financial projection of EUDA Health is more conservative as it is based solely on EUDA Health’s Singapore business, and we believe that offers LAX shareholders an upside once EUDA Health’s expansion starts to contribute to its financial performance. The reduced purchase price gives LAX shareholders the added benefit of lesser dilution as a result of the transaction. We remain excited to be partnering with EUDA Health to disrupt the healthcare sector.”

Dr. Kelvin Chen commented: “Most of our corporate clientele in Singapore have continued to indicate an interest to onboard EUDA Health’s services for their overseas operations once EUDA Health launches its regional services. Concurrently, EUDA Health is working out of Singapore to sign on more partners and service providers as it readies its technology on Semantic web, connectivity and edge computing for its launch in India and Indonesia. I believe these efforts will enable us to swiftly commence our services in the Southeast Asia region.”

About 8i Acquisition 2 Corp.

8i Acquisition 2 Corp. is a British Virgin Islands company incorporated in January 2021 as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. LAX’s efforts to identify a prospective target business will not be limited to a particular industry or geographic region, although LAX intends to focus on targets located in Asia.

About EUDA Health Limited

EUDA Health Limited, is a Singapore-based health technology company that operates a first-of-its-kind Southeast Asian digital healthcare ecosystem aimed at making healthcare affordable and accessible, and improving the patient experience by delivering better outcomes through personalized healthcare. The company’s proprietary unified AI platform quickly assesses a patient’s medical history, triages a condition, digitally connects patients with clinicians, and predicts optimal treatment outcomes. EUDA Health’s holistic approach supports patients throughout all stages of care, including wellness & prevention, urgent care & emergencies, pre-existing conditions, and aftercare services.

Important Information for Investors and Shareholders

This announcement relates to a proposed transaction between LAX and EUDA Health and does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. LAX intends to file a proxy statement with the SEC. A proxy statement will be sent to all LAX shareholders. LAX also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of LAX are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by LAX through the website maintained by the SEC at www.sec.gov.

Forward-Looking Statements

This press release includes forward looking statements that involve risks and uncertainties. Forward looking statements are statements that are not historical facts. Such forward-looking statements, including the identification of a target business and potential business combination or other such transaction, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the prospectus filed by LAX in connection with its initial public offering on November 22, 2021. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the proposed transaction; the inability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, the amount of cash available following any redemptions by LAX shareholders; the ability to meet Nasdaq’s listing standards following the consummation of the proposed transaction; and costs related to the proposed transaction. Important factors that could cause the combined company’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: EUDA Health’s limited operating history and history of net losses; EUDA Health’s ability to manage growth; EUDA Health’s ability to execute its business plan; EUDA Health’s estimates of the size of the markets for its products; the rate and degree of market acceptance of EUDA Health’s products; EUDA Health’s ability to identify and integrate acquisitions; potential litigation involving the Company or EUDA Health or the validity or enforceability of EUDA Health’s intellectual property; general economic and market conditions impacting demand for EUDA Health’s products and services; and such other risks and uncertainties as are discussed in the Company’s prospectus filed in connection with its initial public offering and the proxy statement to be filed relating to the business combination. Other factors include the possibility that the proposed business combination does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

LAX expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in LAX’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

LAX and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from LAX’s shareholders with respect to the proposed transaction. Information regarding LAX’s directors and executive officers is available in its prospectus filed in connection with its initial public offering on November 22, 2021. Additional information regarding the participants in the proxy solicitation relating to the proposed transaction and a description of their direct and indirect interests will be contained in the proxy statement when it becomes available.

EUDA Health and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of LAX in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement for the proposed transaction when available. You may obtain free copies of these documents as described in the second paragraph under the above section entitled “Important Information for Investors and Stockholders.”

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

For investor and media inquiries, please contact:

Gateway Group

IR: Cody Slach or Matthew Hausch

PR: Zach Kadletz or Catherine Adcock

Phone: (949) 574-3860

E-mail: LAX@gatewayir.com